DELAWARE GROUP

U.S. Growth Fund
Overseas Equity Fund
New Pacific Fund

service and guidance

professional management

1997
Annual Report

goals

[five photos on front cover - glasses and keyboard, keyboard, family at beach three people meeting, and man standing]





DELAWARE
GROUP
--------

A Commitment
To Our
Investors

The Delaware Group investing tradition dates back to 1929. We have a distinguished history of helping individuals and institutions - including some of the world's largest public and private pension funds - reach their financial goals.
        Headquartered in Philadelphia, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London, a global finance center for more than three centuries.
        Today Delaware Group offers a full range of domestic and international investments. We also manage annuity investments, closed-end funds, and offer retirement plan services for individuals and global organizations.
        Delaware manages $40 billion in mutual fund assets and institutional advisory accounts, including $7 billion in international investments such as Overseas Equity Fund. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose family of companies manage more than $120 billion in assets, with operations in Europe, Latin America and the Far East.

ABOUT OUR SUBADVISERS
U.S. Growth Fund is managed by a portfolio team headed by Edward Petner at Lynch & Mayer in New York. Lynch & Mayer is a part of Lincoln National that manages more than $6.7 billion for individuals and institutions using growth style investment strategies.
        New Pacific Fund is managed by Jane Pickard at AIB Govett Asset Management Ltd., a London-based firm with a 77-year overseas investment track record and $3 billion in assets under management. The firm has offices in several Asian countries.


[Photo of glasses and keyboard]

A TRADITION OF SOUND INVESTING

Funds' Objectives

U.S. GROWTH FUND
Seeks to maximize capital appreciation by investing in companies with low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.

OVERSEAS EQUITY FUND
Seeks to maximize total return by investing in an internationally diversified mix of stocks. The fund may invest up to 40% of its net assets in emerging market securities.

NEW PACIFIC FUND
Seeks long-term capital appreciation by investing primarily in companies that are located in or have their principal business in the Pacific Basin.

commitment

--------------------------------------------------------------------------------
NOVEMBER 10, 1997

Dear Shareholder:

FISCAL 1997 WAS A YEAR OF CHANGE: SOME OF IT exceptionally rewarding. Market conditions, although at times unsettling, illustrated the importance of prudent country and stock selection.
        On September 19, 1997, Delaware's Board of Directors voted to liquidate three funds formerly included in this report - Enterprise Fund, Federal Bond Fund and Corporate Income Fund. We did this to eliminate product overlap and best serve all our shareholders.
        In addition, on September 15, Delaware International Advisers, Ltd. became the new subadviser of the former World Growth Fund, which was renamed Overseas Equity Fund. We did this to give the Fund increased flexibility to seek a wider range of international investment opportunities.
        Growth was certainly the watchword for U.S. investors in fiscal 1997. Despite increased market volatility, many stocks of domestic companies provided robust returns for the 12 months ended October 31, 1997. Established and emerging stock markets in Europe also generally did well even after factoring in currency fluctuations and inflation. U.S. Growth Fund and Overseas Equity Fund benefited from these respective trends.
        For the 12 months ended October 31, 1997, the unmanaged Standard & Poor's 500 Index provided an exceptional total return of +32.20% (with dividends reinvested) while the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index rose +3.04% (with dividends reinvested). The main culprit for weak EAFE returns was Japan, whose benchmark Nikkei Index plummeted
18.93% for the period.

DESPITE INCREASED MARKET VOLATILITY, MANY STOCKS OF DOMESTIC COMPANIES PROVIDED ROBUST RETURNS FOR THE 12 MONTHS ENDED OCTOBER 31, 1997. ESTABLISHED AND EMERGING STOCK MARKETS IN EUROPE ALSO GENERALLY DID WELL.

                               1997 annual report

        Beginning in the summer of 1997, several emerging markets along the Pacific Rim faced currency crises that depressed nearly all of the region's equity markets. The Morgan Stanley Pacific Index dropped 20.53% for the 12 months ended October 31, 1997. New Pacific Fund's results reflected this substantial setback.
        As an investor, one of the best ways you can approach turbulent times is with a diversified investment plan. Although October's worldwide market correction showed that global and domestic stocks can move in tandem in the short run, over the long term history has shown that different regions of the world have different market cycles.
        With the help of a financial adviser, you can select a variety of funds that, taken together, have the potential to reduce overall portfolio volatility risk. As you strive to meet your long-term investment goals, we encourage you to read the portfolio manager discussions that follow, review your investments and meet with a financial adviser to discuss your objectives and risk profile.

Sincerely,

/s/ Wayne A. Stork
----------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
----------------------
Jeffrey J. Nick
President and Chief Executive Officer

discipline

New President and CEO

ON OCTOBER 14, 1997, JEFFREY J. NICK WAS NAMED President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.

                               1997 annual report

Portfolio Managers' Review

U.S. GROWTH FUND

We are pleased to report that U.S. Growth Fund generated a total return of +33.18% (capital change plus income for A Class shares at net asset value) for the 12 months ended October 31, 1997. This was greater than the return of the unmanaged S&P 500 Index and higher than the average of the Fund's peers, as shown on the next page.
        During most of fiscal 1997, large-cap stocks performed exceptionally well despite increased market volatility. We attribute your Fund's success to a focus on companies exhibiting signs of fundamental change and strong long-term business prospects.
        In selecting stocks, we look for positive developments in four possible categories:
*  an acceleration of earnings and sales growth;
*  an improving industry environment;
*  a restructuring of corporate assets; and/or,
*  a profit turnaround.
        As many stock prices Rose to record levels in 1997, your Fund sold its holdings of large, multinational companies that had become overvalued, such as Coca-Cola and Gillette. Although this generated a large amount of taxable gains, we believe our strategy preserved capital during periods of market weakness and repositioned the portfolio with what we believe is a more attractively priced group of medium-to-large size companies. In fact, between July and October 1997, stocks of mid-size companies (as measured by the unmanaged S&P Midcap 400 Index) outperformed their larger brethren (the S&P
500) by more than 800 basis points (8.0%).
        Compared with a year ago, your Fund has a more concentrated portfolio
- 42 stocks as opposed to 47 in October 1996. We believe we have assembled a diverse mix of companies we can closely monitor in a rapidly changing market environment.
        Within the Fund, selected holdings in the health care and energy sectors such as Eli Lilly & Co., a pharmaceutical company, and Schlumberger Ltd., which provides oil companies with computer-assisted drilling services, contributed to our robust 1997 results. Many of our financial and some of our technology stock selections also did well. However, the technology

Portfolio Highlights
--------------------------------------------------------------------------------
October 31, 1997

Median Market Capitalization                 $30.6 billion
Number of Stocks                                   42
Average Stock Price-to-Earnings Ratio            25.1x
Largest Holding - Eli Lilly & Co.                 5.8%
Top Sector - Technology                          23.1%
Beta**                                            1.15

P/E based on analysts' earnings estimates for 1998 as reported to First Call. **A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than
1.0 means more historical volatility.

                               1997 annual report
sector was an area where we generally underperformed our benchmark during fiscal 1997 amid short-term disappointments from large company stocks such as Motorola.
        Overall, we believe that a modest slowdown in corporate earnings growth has begun to bring growth style investing into favor. A combination of steady expansion and low inflation has provided a highly favorable backdrop for financial assets in the 1990s, and we see few clouds on the horizon to alter this long-term trend.
        Relative to the S&P 500 Index, we remain overweighted in technology and underweighted in capital goods, a sector where earnings growth has become uncertain. We continue to emphasize energy services because we feel that energy services may become more valuable. Our research shows world energy consumption is increasing while readily accessible production capacity is limited.

[Insert Bar Chart]
(BAR CHART A)     (do as a small bar chart with labels on top)

COMPARATIVE RETURNS
FOR THE 12 MONTHS
ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
U.S. Growth Fund A Class                +33.18%
Standard & Poor's 500 Index             +32.20%
Lipper Growth Fund Average (799 funds)  +27.28%


Returns are at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. See page 5 for performance for all classes.

        In our opinion, several large financial services companies also remain well-positioned to benefit from mergers and internal change. We believe that the marketing muscle, cost reductions and economies of scale achieved by this activity have the potential to push these companies earnings higher than Wall Street expectations.
        By focusing on companies with better-than-average earnings prospects, we believe we have positioned U.S. Growth Fund well for fiscal 1998. Analysts anticipate that companies in your Fund's portfolio have earnings growth potential averaging more than 20% through 1998, nearly three times the projected growth rate of the average company in the S&P 500 Index.
        We feel the absence of inflation as well as October's 10% market correction create a positive environment for stocks in the coming months. As of early November 1997, stocks of larger companies were generally selling at more attractive prices than they were during the summer, and we see this as an opportunity to selectively add stocks of high-quality businesses to your Fund's portfolio.

Lynch & Mayer
November 10, 1997

[Callout]
BY SELLING HOLDINGS OF LARGE, MULTINATIONAL COMPANIES THAT BECAME OVERVALUED AND REPOSITIONING THE FUND'S PORTFOLIO, WE PRESERVED CAPITAL DURING PERIODS OF MARKET WEAKNESS AND OUTPERFORMED THE UNMANAGED S&P 500 INDEX.

                               1997 annual report

U.S. GROWTH FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 3, 1993 TO OCTOBER 31, 1997

                   U.S. Growth       S&P 500 Index     Lipper Growth Fund
                  Fund A Class                         Average (399 funds)
Dec. '93            $ 9,524           $10,000                $10,000
Jan. '94            $ 9,934           $10,465                $10,616
Feb. '94            $ 9,734           $10,182                $10,450
Mar. '94            $ 9,181           $ 9,739                $ 9,965
Apr. '94            $ 9,114           $ 9,863                $10,004
May. '94            $ 9,285           $10,024                $10,053
Jun. '94            $ 9,837           $ 9,778                $ 9,715
Jul. '94            $ 9,114           $10,099                $ 9,968
Aug. '94            $ 9,629           $10,512                $10,443
Sep. '94            $ 9,438           $10,256                $10,251
Oct. '94            $ 9,734           $10,485                $10,420
Nov. '94            $ 9,219           $10,104                $10,030
Dec. '95            $ 9,238           $10,253                $10,121
Jan. '95            $ 9,247           $10,519                $10,192
Feb. '95            $ 9,448           $10,928                $10,575
Mar. '95            $ 9,753           $11,250                $10,869
Apr. '95            $ 9,657           $11,581                $11,099
May. '95            $10,105           $12,043                $11,435
Jun. '95            $10,811           $12,323                $11,926
Jul. '95            $11,326           $12,731                $12,496
Aug. '95            $11,402           $12,762                $12,591
Sep. '95            $11,964           $13,301                $12,951
Oct. '95            $11,850           $13,253                $12,762
Nov. '95            $11,898           $13,834                $13,222
Dec. '95            $11,449           $14,101                $13,259
Jan. '96            $11,755           $14,580                $13,554
Feb. '96            $12,069           $14,716                $13,870
Mar. '96            $12,031           $14,857                $13,985
Apr. '96            $12,384           $15,075                $14,438
May. '96            $12,813           $15,463                $14,815
Jun. '96            $12,803           $15,521                $14,622
Jul. '96            $11,964           $14,835                $13,765
Aug. '96            $12,307           $15,148                $14,236
Sep. '96            $13,042           $16,000                $15,055
Oct. '96            $13,175           $16,441                $15,181
Nov. '96            $14,033           $17,683                $16,107
Dec. '96            $13,689           $17,333                $15,864
Jan. '97            $14,638           $18,414                $16,674
Feb. '97            $14,258           $18,560                $16,446
Mar. '97            $13,626           $17,799                $15,678
Apr. '97            $14,343           $18,859                $16,275
May. '97            $15,354           $20,012                $17,468
Jun. '97            $16,113           $20,902                $18,153
Jul. '97            $17,841           $22,564                $19,669
Aug. '97            $17,156           $21,300                $19,016
Sep. '97            $18,200           $22,466                $20,073
Oct. '97            $17,546           $21,478                $19,312

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and reinvestment of all distributions. Performance of other Fund classes varies due to different charges and expenses. Past performance does not guarantee future results.

U.S. GROWTH FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN THROUGH OCTOBER 31, 1997

                                        Lifetime           One Year
-------------------------------------------------------------------------------
Class A (Est. 12/3/93)
    Excluding Sales Charge              +16.90%             +33.18%
    Including Sales Charge              +15.46%             +26.85%
-------------------------------------------------------------------------------
Class B (Est. 3/29/94)
    Excluding Sales Charge              +17.77%             +32.30%
    Including Sales Charge              +17.23%             +28.30%
-------------------------------------------------------------------------------
Class C (Est. 5/23/94)
    Excluding Sales Charge              +20.03%             +32.26%
    Including Sales Charge              +20.03%             +31.26%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1997 for U.S Growth Fund's Institutional Class were +16.48% and +33.57%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

                               1997 annual report

OVERSEAS EQUITY FUND

OVERSEAS EQUITY FUND PROVIDED a total return of +7.74% (capital change plus income based on A Class shares at net asset value) for the 12 months ended October 31, 1997. This was more than double the +3.04% return of the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index for the period.
        In order to offer shareholders broader investment options, the Fund's Board changed its investment strategy to permit portfolio managers to invest up to 40% of the Fund's net assets in emerging market securities. We also changed the name of the Fund (from World Growth Fund) to more closely reflect its overseas focus. Among some mutual fund families, the word "world" is intended to imply that a fund may invest a substantial portion of assets in the U.S., and Overseas Equity does not.
        For nearly all of fiscal 1997, the Fund was managed by Walter Scott & Partners in Scotland. While Delaware was pleased with Walter

COUNTRY ALLOCATION
--------------------------------------------------------------------------------
(October 31, 1997)
Japan                             39.9%
Germany                           16.8%
Netherlands                        4.2%
France                             1.7%
Norway                             6.1%
United Kingdom                     8.9%
South Africa                       2.3%
Singapore/Malaysia                 5.0%
Sweden and Denmark                 4.9%
Chile                              2.0%
Australia                          3.2%
Cash and Currency Contracts        5.0%

Scott's nearly four-year stewardship, your Fund's Board of Directors determined that Delaware International Advisers, Ltd. in London had significantly more experience to manage the Fund's increased emphasis in emerging markets and therefore chose it to manage the Fund beginning
September 15, 1997.
        As of October 31, 1997, your Fund had invested the largest percentage of its portfolio in Japanese stocks. This reflected the former subadviser's belief that economic weakness in Japan was temporary. This portion of the portfolio was positioned to benefit from both a possible recovery in Japan's domestic economy and from depreciation of the yen.
        We are pleased to report the Fund's Japanese stocks generally outpaced the Nikkei Index for the 12 months ended October 31, 1997. Defensive hedging through currency options and a focus on export-oriented companies helped us preserve capital to a greater degree than the Nikkei, which dropped 18.93% during fiscal 1997. Nevertheless, our relatively heavy weighting in Japan (39.9% of net assets at year's end) was a major reason why the Fund underperformed its peers for the year.
        Your Fund's overall results were augmented by holdings in Europe, particularly Scandinavian countries such as Norway and Sweden, as well as Germany. As of year-end, some of the Fund's largest holdings were some of the former subadviser's more successful investments -

                               1997 annual report

Petroleum GEO Services, a Norwegian oil company, and Adidas, the German athletic shoe maker.
        Overseas Equity's new subadviser - Delaware International has a team of 20 professionals with an average of 15 years of investment experience. Our London affiliate invests using a value discipline, which differs from Walter Scott's growth management style.
        Before buying any stock in either established or emerging markets, Delaware International rigorously scrutinizes company balance sheets and examines a stock's current dividend and cash flow. They project the company's future dividend and cash flow growth, which is then discounted to its present value and adjusted for local inflation and currency fluctuations.
        Stocks that are selling below what Delaware International considers "true value" become candidates for the Fund's portfolio since they are believed to offer superior income and capital appreciation potential. In addition, Delaware International will attempt to mitigate the special risks of international investing by analyzing political and economic trends that might affect your Fund's investments.
        In the coming months, we expect to reduce the Fund's weighting in Japan, which Delaware International believes is still an overvalued market, and increase its holdings in emerging markets such as Latin America and Eastern Europe. While this may increase your Fund's risk profile and portfolio turnover rate, this strategy can, in our opinion, significantly increase the Fund's total return potential.
        Delaware International believes the Fund's increased focus on emerging markets comes at a fortuitous time. In October, currency devaluations along the Pacific Rim led to price declines in many markets in other parts of the world that remain relatively unaffected by Asian economic problems. We believe this has created compelling values for savvy global investors, and we are prepared to seek out these opportunities.


/s/ Clive Gillmore and Robert Akester
--------------------------------------
CLIVE GILLMORE
AND ROBERT AKESTER,
Delaware International
November 10, 1997


DELAWARE INTERNATIONAL RIGOROUSLY SCRUTINIZES BALANCE SHEETS TO PROJECT A COMPANY'S INFLATION-ADJUSTED DIVIDEND GROWTH AND EARNINGS POTENTIAL.

COMPARATIVE RETURNS FOR THE 12 MONTHS ENDED OCTOBER 31, 1997
------------------------------------------------------------
Overseas Equity Fund A Class                      +7.74%
Morgan Stanley Europe Australia Far East Index    +3.04%
Lipper International Fund Average (406 funds)    +10.39%

At net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. See page 8 for performance for all classes.

                               1997 annual report

OVERSEAS EQUITY FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
December 3, 1993 to October 31, 1997

                    Overseas Equity   Morgan Stanley   Lipper International
                       Fund A Class      EAFE Index  Fund Average (154 Funds)

Dec. '93                 $ 9,524          $10,000            $10,000
Jan. '94                 $ 9,910          $11,629            $11,596
Feb. '94                 $10,215          $11,596            $11,341
Mar. '94                 $10,005          $11,097            $10,835
Apr. '94                 $10,091          $11,568            $11,105
May  '94                 $10,024          $11,501            $11,071
Jun. '94                 $10,291          $11,664            $10,954
Jul. '94                 $10,391          $11,776            $11,225
Aug. '94                 $10,572          $12,055            $11,584
Sep. '94                 $10,429          $11,675            $11,297
Oct. '94                 $10,496          $12,064            $11,515
Nov. '94                 $ 9,671          $11,484            $10,949
Dec. '94                 $ 9,850          $11,556            $10,845
Jan. '95                 $ 9,392          $11,112            $10,309
Feb. '95                 $ 9,564          $11,080            $10,326
Mar. '95                 $10,013          $11,771            $10,663
Apr. '95                 $10,204          $12,214            $11,005
May  '95                 $10,233          $12,068            $11,101
Jun. '95                 $10,380          $11,857            $11,101
Jul. '95                 $10,772          $12,595            $11,692
Aug. '95                 $10,992          $12,114            $11,472
Sep. '95                 $11,202          $11,351            $11,640
Oct. '95                 $10,896          $12,019            $11,407
Nov. '95                 $10,791          $12,353            $11,531
Dec. '95                 $10,944          $12,851            $11,879
Jan. '96                 $11,167          $12,904            $12,145
Feb. '96                 $11,272          $12,948            $12,194
Mar. '96                 $11,435          $13,222            $12,404
Apr. '96                 $11,895          $13,607            $12,801
May  '96                 $11,818          $13,356            $12,768
Jun. '96                 $12,038          $13,432            $12,853
Jul. '96                 $11,761          $13,039            $12,382
Aug. '96                 $11,588          $13,068            $12,520
Sep. '96                 $11,904          $13,415            $12,791
Oct. '96                 $11,866          $13,278            $12,706
Nov. '96                 $11,924          $13,806            $13,253
Dec. '96                 $11,988          $13,628            $13,298
Jan. '97                 $12,049          $13,151            $13,257
Feb. '97                 $12,171          $13,366            $13,440
Mar. '97                 $12,406          $13,415            $13,469
Apr. '97                 $12,263          $13,489            $13,501
May  '97                 $13,305          $14,370            $14,303
Jun. '97                 $13,805          $15,166            $14,969
Jul. '97                 $14,122          $15,394            $15,388
Aug. '97                 $13,080          $14,227            $14,272
Sep. '97                 $13,570          $15,069            $15,155
Oct. '97                 $12,784          $12,977            $14,013


Chart assumes $10,000 invested on December 3, 1993, and includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

OVERSEAS EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN THROUGH OCTOBER 31, 1997

                                    Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
    Excluding Sales Charge           +7.82%               +7.74%
    Including Sales Charge           +6.48%               +2.60%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
    Excluding Sales Charge           +6.27%               +6.95%
    Including Sales Charge           +5.56%               +2.96%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
    Excluding Sales Charge           +6.50%               +6.85%
    Including Sales Charge           +6.50%               +5.85%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1997 for Overseas Equity Fund's Institutional Class were +6.78% and +8.04%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

                               1997 annual report

NEW PACIFIC FUND
OUR RESULTS SHOW THAT FISCAL 1997 was an exceptionally ugly year in Asia.
        New Pacific Fund's net asset value declined 21.15% (for A Class shares with distributions reinvested) for the 12 months ended October 31, 1997.
        Pacific Rim investors expressed a loss of confidence in the currencies of several emerging market countries, including Thailand, Malaysia, Indonesia and the Philippines. In addition, Japan and South Korea were in the midst of economic slumps. The real estate market corrected after a euphoric rise ahead of the transition to Communist rule.
        Although your Fund's returns outpaced both its peers and its benchmark for the first six months of fiscal 1997, during the second half we did not. Among the factors affecting our results was that even well-managed businesses saw their share prices marked down amid a period of extreme volatility. We also had a greater-than-average exposure to Japan compared to some of our peers.
        To help preserve capital, we raised the Fund's cash position to 19.9% of net assets as of October 31, 1997 from 12.1% as of April 30, 1997. To attempt to protect your portfolio's value from currency fluctuations, we took defensive hedging positions in the Japanese yen and Malaysian ringgit.
        At year's end, China/Hong Kong and Japan were our largest country weightings. Our China holdings are primarily "Red Chip" companies operating on the mainland whose growth prospects are tied to surging domestic demand, which so far appears to be relatively unaffected by currency turmoil elsewhere in Asia. These Chinese companies trade on the Hong Kong exchange.
For example, we have a position in a Chinese computer software company - Found er - that is affiliated with the University of Beijing. The company translates programs from Korean and Japanese and represented 2.3% of net assets at year's end.
        In Japan, we've focused on what we see as well-capitalized, export-oriented companies that we believe are

Photo of Jane Pickard

JANE PICKARD HAS MORE THAN FIVE YEARS OF INVESTMENT EXPERIENCE IN PACIFIC RIM SECURITIES. SHE JOINED AIB GOVETT IN 1996 AFTER WORKING AT AT IAI
INTERNATIONAL, WHERE SHE MANAGED PACIFIC REGION INVESTMENTS FOR INSTITUTIONAL ACCOUNTS AND RETAIL MUTUAL FUNDS. MS. PICKARD HAS A LAW DEGREE FROM EDINBURGH UNIVERSITY IN SCOTLAND.

COUNTRY ALLOCATION
--------------------------------------------------------------------------------
(October 31, 1997)

Japan                         17.1%
China/Hong Kong               17.5%
India/Pakistan                 8.5%
Singapore/Malaysia            14.6%
Thailand                       6.4%
Taiwan                         4.0%
Philippines                    2.5%
Indonesia                      3.7%
Australia                      4.0%
Cash and Currency Hedges      21.7%

                               1997 annual report
likely to benefit from the falling value of the yen, which may make Japanese goods cheaper for foreigners to buy. Unfortunately, for some Japanese exporters, the emerging markets of the Pacific Rim are just as important a market for Japanese goods as the U.S. Therefore, a slowdown in regional Asian growth may negatively affect these Japanese companies' earnings.
        Your Fund seeks to find value by analyzing the earnings potential of a company relative to its current stock price and historical prices. In our opinion, this past autumn's stock price declines in many Asian markets have created pockets of opportunity that we hope to exploit in the coming months.

EVEN WELL-MANAGED PACIFIC RIM BUSINESSES SAW THEIR SHARE PRICES MARKED DOWN AMID A PERIOD OF EXTREME VOLATILITY DURING FISCAL 1997.

COMPARATIVE RETURNS FOR THE 12 MONTHS ENDED OCTOBER 31, 1997
------------------------------------------------------------
New Pacific Fund A Class                          -21.15%
Morgan Stanley Pacific Index                      -20.73%
Lipper Pacific Region Fund Average (41 funds)     -18.52%

At net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. See page 11 for performance for all classes.

        For taxable shareholders, a potential advantage of increasing one's position in the Fund at these depressed levels is that the payment of any taxable capital gains may be less likely in the year ahead than for other mutual funds. As of October 31, stocks in the Fund's portfolio sold at an average of 77% what the Fund paid for them, indicating a substantial amount of accrued losses, which, if realized, we could use to offset future realized gains, if any. Keep in mind, however, that the Fund does not consider U.S. taxes when making investment decisions.
        Investing in emerging markets is a long-term commitment that involves special risks. Recent turmoil illustrates what can happen to equity markets when governments and currencies are less stable than that of the U.S. and when accounting standards differ. Nevertheless, we believe investors who are willing to accept the region's growing pains can potentially reap substantial rewards over a period of seven to 10 years.
        In our opinion, the Fund's weak results since inception reflect that the 1993-1994 period was probably a cyclical economic peak for many Pacific Rim countries. We believe the region has "hit bottom" and is beginning a restructuring process that could lead to renewed and more stable economic growth.

/s/ Jane Pickard
--------------------
JANE PICKARD
AIB Govett
Asset Management Ltd.
November 10, 1997

Photo of Globes

                               1997 annual report

NEW PACIFIC FUND'S
LIFETIME PERFORMANCE
DECEMBER 3, 1993 TO OCTOBER 31, 1997
--------------------------------------------------------------------------------
               New Pacific Fund       Morgan Stanley          Lipper Pacific
                    A Class            Pacific Index     Region Funds (17 funds)
Dec. '93             $ 9,524             $10,000                 $10,000
Jan. '94             $10,534             $11,637                 $11,939
Feb. '94             $10,238             $11,595                 $12,248
Mar. '94             $ 9,037             $10,794                 $11,573
Apr. '94             $ 9,552             $11,109                 $12,076
May. '94             $ 9,628             $11,301                 $12,364
Jun. '94             $ 9,304             $11,153                 $12,771
Jul. '94             $ 9,514             $11,307                 $12,499
Aug. '94             $10,152             $11,775                 $12,718
Sep. '94             $10,238             $11,606                 $12,401
Oct. '94             $ 9,952             $11,641                 $12,716
Nov. '94             $ 9,199             $10,782                 $12,008
Dec. '94             $ 9,169             $10,736                 $12,091
Jan. '95             $ 8,058             $ 9,767                 $11,329
Feb. '95             $ 8,186             $ 9,944                 $11,050
Mar. '95             $ 8,393             $10,247                 $11,901
Apr. '95             $ 8,363             $10,348                 $12,409
May. '95             $ 8,727             $10,632                 $11,915
Jun. '95             $ 8,668             $10,492                 $11,413
Jul. '95             $ 8,963             $10,976                 $12,238
Aug. '95             $ 8,825             $10,782                 $11,779
Sep. '95             $ 8,825             $10,849                 $11,889
Oct. '95             $ 8,560             $10,587                 $11,313
Nov. '95             $ 8,461             $10,577                 $11,871
Dec. '95             $ 8,825             $10,972                 $12,452
Jan. '96             $ 9,503             $11,532                 $12,475
Feb. '96             $ 9,453             $11,410                 $12,336
Mar. '96             $ 9,434             $11,557                 $12,716
Apr. '96             $ 9,916             $12,043                 $12,789
May. '96             $ 9,699             $11,813                 $12,794
Jun. '96             $ 9,650             $11,755                 $12,208
Jul. '96             $ 9,257             $11,158                 $11,888
Aug. '96             $ 9,375             $11,235                 $12,278
Sep. '96             $ 9,621             $11,491                 $11,709
Oct. '96             $ 9,267             $11,171                 $12,029
Nov. '96             $ 9,621             $11,633                 $12,029
Dec. '96             $ 9,506             $11,489                 $11,406
Jan. '97             $ 9,776             $11,383                 $10,448
Feb. '97             $10,036             $11,539                 $10,667
Mar. '97             $ 9,716             $11,120                 $10,278
Apr. '97             $ 9,646             $11,169                 $10,494
May. '97             $10,146             $12,035                 $11,522
Jun. '97             $10,425             $12,367                 $12,238
Jul. '97             $10,455             $12,454                 $11,946
Aug. '97             $ 9,156             $10,797                 $10,764
Sep. '97             $ 8,766             $10,805                 $10,724
Oct. '97             $ 7,307             $ 9,095                 $ 9,423

Chart assumes $10,000 invested on December 3, 1993, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

NEW PACIFIC FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN THROUGH OCTOBER 31, 1997

                                         Lifetime                One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
         Excluding Sales Charge           -6.55%                 -21.15%
         Including Sales Charge           -7.71%                 -24.90%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
         Excluding Sales Charge           -6.64%                 -21.72%
         Including Sales Charge           -7.40%                 -24.81%
--------------------------------------------------------------------------------
Class C ( Est. 7/7/94)
         Excluding Sales Charge           -7.75%                 -21.85%
         Including Sales Charge           -7.75%                 -22.61%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee.They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1997 for New Pacific Fund's Institutional Class were -9.12% and -20.79%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

                               1997 annual report

Financial Statements
DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                       Number        Market
                                                     of Shares       Value
                                                     ---------       -----
 COMMON STOCK - 97.42%
 Banking, Finance & Insurance - 15.79%
 American Express ...................................  19,900     $1,552,200
 Chase Manhattan ....................................  10,400      1,199,900
 Citicorp ...........................................   2,000        250,125
 Morgan Stanley Dean Witter Discover ................  15,100        739,900
 Washington Mutual ..................................   8,300        567,772
                                                                  ----------
                                                                   4,309,897
                                                                  ----------
 Cable, Media & Publishing - 5.17%
*Chancellor Media Class A ...........................   6,700        367,663
 Time Warner ........................................  18,100      1,044,144
                                                                  ----------
                                                                   1,411,807
                                                                  ----------
 Chemicals - 1.22%
 Monsanto ...........................................   7,800        333,450
                                                                  ----------
                                                                     333,450
                                                                  ----------
 Computers & Technology - 11.15%
*America Online .....................................   4,500        346,500
 Autodesk Inc. ......................................   6,700        247,481
*Bay Networks .......................................  15,000        474,375
 First Data .........................................       1             29
 Hewlett-Packard ....................................  15,900        980,831
*Microsoft ..........................................   2,000        259,875
*PeopleSoft .........................................   2,700        169,594
 Xerox ..............................................   7,100        563,119
                                                                  ----------
                                                                   3,041,804
                                                                  ----------
 Consumer Products - 1.30%
 Avon Products ......................................   5,400        353,700
                                                                  ----------
                                                                     353,700
                                                                  ----------
 Electronics & Electrical - 19.96%
*Altera .............................................   8,600        381,356
 Motorola ...........................................  19,100      1,179,425
 Nokia - Sponsored ADR A ............................   7,300        644,225
 Schlumberger Ltd. ..................................  16,600      1,452,500
 Texas Instruments ..................................  10,400      1,109,550
 Westinghouse Electric ..............................  25,700        679,444
                                                                  ----------
                                                                   5,446,500
                                                                  ----------
 Energy - .81%
 Anadarko Petroleum .................................   3,000        219,750
                                                                  ----------
                                                                     219,750
                                                                  ----------
 Food, Beverage & Tobacco - 6.09%
 PepsiCo ............................................  27,100        997,619
 Wrigley ............................................   9,200        665,850
                                                                  ----------
                                                                   1,663,469
                                                                  ----------

                                                         Number        Market
                                                       of Shares        Value
                                                       ---------        -----
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals - 20.15%
*Boston Scientific ...................................     5,400     $  245,700
*Centocor ............................................     4,100        180,144
 Eli Lilly & Co. .....................................    23,800      1,591,625
*Forest Laboratories .................................    16,900        781,625
 Medtronic ...........................................    21,400        930,900
 Pfizer ..............................................     6,800        481,100
 Warner-Lambert ......................................     9,000      1,288,687
                                                                     ----------
                                                                      5,499,781
                                                                     ----------
 Industrial Machinery - .25%
*Falcon Drilling .....................................     1,900         69,112
                                                                     ----------
                                                                         69,112
                                                                     ----------
 Leisure, Lodging & Entertainment - 2.05%
 Walt Disney .........................................     6,800        559,300
                                                                     ----------
                                                                        559,300
                                                                     ----------
 Paper & Forest Products - 2.86%
 Fort James Corp. ....................................    19,700        781,844
                                                                     ----------
                                                                        781,844
                                                                     ----------
 Retail - 6.05%
 Home Depot Inc. .....................................    18,400      1,023,500
 Kroger ..............................................    12,800        417,600
*Safeway .............................................     3,600        209,250
                                                                     ----------
                                                                      1,650,350
                                                                     ----------
 Telecommunications - 3.57%
*Qualcomm ............................................     2,500        141,328
 WorldCom ............................................    24,800        833,125
                                                                     ----------
                                                                        974,453
                                                                     ----------
 Utilities - 1.00%
*AES .................................................     6,900        273,412
                                                                     ----------
                                                                        273,412
                                                                     ----------
 Total Common Stock (cost of $23,705,112 ) ...........               26,588,629
                                                                     ----------

                                                        Principal
                                                         Amount
 REPURCHASE AGREEMENTS - .24%
 With Paine Webber 5.65% 11/03/97
  (dated 10/31/97, to be repurchased at
  $22,003 collateralized by $21,526 U.S.
  Treasury Notes 5.125% due 02/28/98
  market value $22,302)  .............................   $22,000         22,000

------------------
 Top 10 holdings, representing 45.45% of net assets, are in boldface.

                               1997 annual report

U.S. GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    Principal         Market
                                                     Amount            Value
                                                     ------            -----
REPURCHASE AGREEMENTS  (Continued)
With Chase 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $23,004 collateralized by $22,949 U.S.
 Treasury Notes 5.75% due 10/31/00
 market value $23,408) .......................... $    23,000     $    23,000
With Prudential 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $21,003 collateralized by $21,526 U.S.
 Treasury Notes 5.875% due 2/28/99
 market value $21,689) ..........................      21,000          21,000
                                                                  -----------
Total Repurchase Agreements
 (cost $66,000) .................................                      66,000
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES - 97.66%
  (cost $23,771,112) ............................                  26,654,629
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 2.34% ............................                     639,185
                                                                  -----------
NET ASSETS APPLICABLE T0 1,627,345 SHARES
 $.01 PAR VALUE)
  OUTSTANDING - 100.00% .........................                 $27,293,814
                                                                  ===========

NET ASSET VALUE - U.S. GROWTH FUND A CLASS
 ($6,933,484/416,442 shares) ....................                 $     16.65
                                                                  ===========
NET ASSET VALUE - U.S. GROWTH FUND B CLASS
 ($1,653,169 /101,669 shares) ...................                 $     16.26
                                                                  ===========
NET ASSET VALUE - U.S. GROWTH FUND C CLASS
 ($252,461/14,835 shares) .......................                 $     17.02
                                                                  ===========
NET ASSET VALUE - U.S. GROWTH FUND
 INSTITUTIONAL CLASS
 ($18,454,700 /1,094,399 shares) ................                 $     16.86
                                                                  ===========


                                                    Market
                                                    Value
                                                    ------
COMPONENTS OF NET ASSETS AT OCTOBER 31,1997:
Common stock $.01 par value, 70,000,000
 shares authorized with 20,000,000 shares
 allocated to the U.S. Growth Fund A Class,
 20,000,000 shares allocated to the U.S. .....
 Growth Fund B Class, 15,000,000 shares
 allocated to the U.S. Growth Fund C Class
 and 15,000,000 shares allocated to the
 U.S. Growth Fund
 Institutional Class ........................     $13,653,580
Accumulated net realized gain on investments       10,756,717
Net unrealized appreciation of investments ..       2,883,517
                                                  -----------
Total Net Assets ............................     $27,293,814
                                                  ===========
------------------
*Non-income producing security
ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 U.S. GROWTH FUND A CLASS - OCTOBER 31, 1997
Net asset value A Class (A)  .................     $     16.65
Sales Charge (4.75% of offering price or
 4.98% of the amount invested per share) (B)..            0.83
                                                   -----------
Offering price ...............................     $     17.48
                                                   ===========
-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

                               1997 annual report

 DELAWARE GROUP ADVISER FUNDS, INC.
 OVERSEAS EQUITY FUND
 STATEMENT OF NET ASSETS
 OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                    Number         Market
                                                   of Shares        Value
                                                   ---------        -----
COMMON STOCK - 94.84%
Australia - 3.22%
Woodside Petroleum, Ltd. ...................         48,000     $  404,401
                                                                ----------
                                                                   404,401
                                                                ----------
Chile - 1.97%
Embotelladora Andina-A, ADR ................         10,300        247,200
                                                                ----------
                                                                   247,200
                                                                ----------
Denmark - 2.40%
Sophus Berendsen, Class B ..................          2,000        301,241
                                                                ----------
                                                                   301,241
                                                                ----------
France - 1.73%
Brioche Pasquier SA ........................          2,000        217,354
                                                                ----------
                                                                   217,354
                                                                ----------
Germany - 16.77%
Adidas AG ..................................          2,500        363,873
Bien-Haus AG ...............................            600        208,756
Dyckerhoff Preferred Shares ................            500        153,668
Gea ........................................            790        258,829
Heidelberger Zement AG .....................          3,630        301,009
Kampa ......................................          6,570        200,395
Moebel Walther .............................          5,250        213,105
Spar Handels ...............................         15,000        231,371
Westag and Getalit .........................            750        172,224
                                                                ----------
                                                                 2,103,230
                                                                ----------
Japan - 39.85%
Canon Electronics ..........................         11,000        267,221
Chain Store Okuwa ..........................         13,000        110,316
Daifuko ....................................         22,000        165,092
FCC CO LTD .................................         13,000        205,491
Familymart .................................          6,000        264,060
Fanuc Company ..............................          7,000        283,027
Fuji Machine Manufacturing .................         10,000        290,350
Fujimi .....................................          5,000        275,374
Futaba Industrial ..........................         18,000        239,601
Ito-Yokado, Ltd. ...........................          6,000        298,503
Kyocera ....................................          4,000        229,285
Misumi .....................................          9,900        161,431
Nippon Kanzai ..............................          9,640        154,785
Nippon Telegraph & Telephone ...............             30        254,575
Promise ....................................          5,500        322,130
Rohm .......................................          3,000        297,005
Sankyo .....................................          9,900        326,980
Secom ......................................          4,000        258,902
Shimanchu ..................................          8,000        170,383
Shimano ....................................          8,000        163,062
Tokio Marine & Fire Insurance ..............         26,000        259,567
                                                                ----------
                                                                 4,997,140
                                                                ----------

                                                        Number         Market
                                                       of Shares       Value
                                                       ---------       -----
 COMMON STOCK (Continued)
 Netherlands - 4.22%
 IHC Caland ...................................          4,000     $  245,112
 Koninklijke Ahold ............................         11,110        283,381
                                                                   ----------
                                                                      528,493
                                                                   ----------
 Norway - 6.11%
*Petroleum Geo-Services ASA ...................          6,000        412,139
 Saga Petroleum ASA ...........................         18,000        352,160
                                                                   ----------
                                                                      764,299
                                                                   ----------
 Singapore/Malaysia - 4.96%
 Carlsberg Brewery Malaysia ...................         50,000        178,864
 Clipsal Industries ...........................        100,000        259,000
 R.J. Reynolds Berhad .........................        120,000        184,230
                                                                   ----------
                                                                      622,094
                                                                   ----------
 South Africa - 2.31%
 Sasol Ltd. ...................................         24,000        289,035
                                                                   ----------
                                                                      289,035
                                                                   ----------
 Sweden - 2.45%
 Ericsson (LM) Telephone ......................          7,000        307,754
                                                                   ----------
                                                                      307,754
                                                                   ----------
 United Kingdom - 8.85%
 Cable & Wireless PLC .........................         32,000        253,819
 RMC Group ....................................         16,000        242,830
 Redland ......................................         55,000        313,253
 Vodafone Group PLC ...........................         55,000        299,433
                                                                   ----------
                                                                    1,109,335
                                                                   ----------
 Total Common Stock (cost $10,712,969).........                    11,891,576
                                                                   ----------

 CURRENCY PUT OPTIONS - 2.08%
 German Deutsche Marks 04/09/98 ...............      2,300,000         57,960
 Japanese Yen 01/28/98  .......................      1,500,000         80,850
 Japanese Yen 04/09/98  .......................      1,200,000         10,800
 Japanese Yen 06/03/98  .......................      2,000,000         86,000
 Japanese Yen 07/30/98  .......................        700,000         25,130
                                                                   ----------
 Total Currency Put Options (cost $206,650) ...                       260,740
                                                                   ----------

                               1997 annual report

OVERSEAS EQUITY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                     Principal          Market
                                                       Amount           Value
                                                       ------           -----
REPURCHASE AGREEMENTS - 2.86%
With Paine Webber 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $117,018 collateralized by $116,760 U.S.
 Treasury Notes 5.125% due 02/28/98
 market value $118,360)  .......................    $   117,000     $   117,000
With Chase 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $125,020 collateralized by $124,482 U.S.
 Treasury Notes 5.75% due 10/31/00
 market value $126,973)  .......................        125,000         125,000
With Prudential 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $116,018 collateralized by $116,759 U.S.
 Treasury Notes 5.875% due 2/28/99
 market value $117,646)  .......................        116,000         116,000
                                                                    -----------
Total Repurchase Agreements
 (cost $358,000 )  .............................                        358,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 99.78%
 (cost $11,277,619 )  .................................              12,510,316
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - .22%                   27,685
                                                                    -----------
NET ASSETS APPLICABLE TO 1,012,711 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ...............             $12,538,001
                                                                    ===========

NET ASSET VALUE - OVERSEAS EQUITY FUND A CLASS
 ($10,868,180/ 868,395 SHARES)  .......................             $     12.52
                                                                    ===========
NET ASSET VALUE - OVERSEAS EQUITY FUND B CLASS
 ($1,450,365/ 125,707 SHARES)  ........................             $     11.54
                                                                    ===========
NET ASSET VALUE-OVERSEAS EQUITY FUND C CLASS
 ($159,444/ 13,799 SHARES)  ...........................             $     11.55
                                                                    ===========
NET ASSET VALUE OVERSEAS EQUITY FUND
 INSTITUTIONAL CLASS ($60,012 / 4,810 SHARES) .........             $     12.48
                                                                    ===========

                                                                Market
                                                                Value
                                                                -----
  COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997
  Common stock $.01 par value 70,000,000 shares
   authorized with 20,000,000 shares allocated
   to the Overseas Equity Fund A Class,
   20,000,000 shares allocated to the Overseas
   Equity Fund B Class, 15,000,000 shares
   allocated to the Overseas Equity Fund
   C Class and 15,000,000 shares allocated
   to the Overseas Equity Fund
   Institutional Class ................................     $ 9,101,449
**Undistributed net investment income .................         530,298
  Net realized gain on investments and
   foreign currencies .................................       1,673,548
  Net unrealized appreciation of investments
   and foreign currencies .............................       1,232,706
                                                            -----------
  Total Net Assets ....................................     $12,538,001
                                                            ===========
------------------
* Non-income producing security
**Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 OVERSEAS EQUITY A CLASS - October 31, 1997
Net asset value A Class (A)  ............................     $   12.52
Sales Charge (4.75% of offering price or 4.95%
 of the amount invested per share) (B)  .................          0.62
                                                              ---------
Offering price ..........................................     $   13.14
                                                              =========

-------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                             Number         Market
                                           of Shares        Value
                                           ---------        -----
 COMMON STOCK - 75.08%
 Australia - 3.95%
 West Australian Newspapers ........         20,400     $   90,872
 WMC Ltd. ..........................         22,836         80,898
 Woolworths ........................         41,000        132,015
 Amcor Ltd. ........................         20,000         94,113
                                                        ----------
                                                           397,898
                                                        ----------
 China - 6.47%
*Guangshen Railway .................        734,000        227,891
*Inner Mongolia Yital Coal .........        404,000        180,992
*Zhejiang Southeast Electric Power .        408,000        131,376
*Huaneng Power International, ADR ..          5,000        110,000
                                                        ----------
                                                           650,259
                                                        ----------
 Hong Kong - 10.96%
 Aeon Credit Service ...............        542,000        136,727
 Asia Securities International .....        624,000        135,617
*China Telecom .....................         66,000        105,446
 First Tractor .....................        321,000        249,159
 Founder Hong Kong Ltd. ............        290,200        229,007
*Hutchison Whampoa .................         20,000        138,422
 Mingly ............................        556,000        107,891
                                                        ----------
                                                         1,102,269
                                                        ----------
 India - 7.59%
*Hindalco Ind ......................          4,660        134,674
*Industrial Credit & Investment, GDR          6,000         89,100
 Larsen & Toubro, GDR ..............         15,250        161,269
*Reliance Industries, ADR ..........         12,090        253,890
 Tata Engineering & Locomotive .....         12,000        124,800
                                                        ----------
                                                           763,733
                                                        ----------
 Indonesia - 3.69%
 PT Bimantara Citra ................         90,000         82,501
 PT Bank PAN Indonesia .............        330,250         73,390
 PT Indofood Sukses Makmur .........         91,500         91,501
 PT Medco Energi ...................        104,000        123,501
                                                        ----------
                                                           370,893
                                                        ----------
 Japan - 17.13%
 Acom ..............................          2,900        159,235
 Aderans ...........................          3,600         97,038
 Bank of Tokyo-Mitsubishi ..........          3,000         39,185
 Fuji Photo Film ...................          5,000        181,365
 Hitachi Ltd. ......................         21,000        161,606
 Mitsui Fudosan ....................         17,000        192,346
 Nichiei ...........................            900         98,835
 NIFCO .............................            800          5,897
 Nippon Shokubai ...................         23,000        141,406
 Nippon Telegraph & Telephone.......             13        110,316
 Ricoh .............................         13,000        167,637

                                                     Number        Market
                                                   of Shares        Value
                                                   ---------        -----
 COMMON STOCK (CONTINUED)
 JAPAN (CONTINUED)
 Seven Eleven Japan .........................          2,000     $  149,751
 Softbank ...................................          1,600         51,514
 Sony .......................................          2,000        166,223
                                                                 ----------
                                                                  1,722,354
                                                                 ----------
 Pakistan - 0.87%
*Pakistan Telecommunications, GDR ...........          1,068         87,009
                                                                 ----------
                                                                     87,009
                                                                 ----------
 Phillipines - 2.47%
*Belle ......................................        390,000         35,354
 First Philippine Holdings ..................        158,000        132,040
 La Tondena Distillers ......................        127,000         77,351
*Picop Resources ............................        137,500          3,506
                                                                 ----------
                                                                    248,251
                                                                 ----------
 Singapore/Malaysia - 14.42%
 ACMA .......................................         48,800         41,842
 Comfort Group Ltd. .........................        260,000        131,280
 Development Bank of Singapore ..............         24,000        224,071
 Malakoff Bhd ...............................         55,000        131,167
 Multi-Purpose Holdings .....................        192,000        100,164
 Nalsteel Electronics .......................         90,000        132,042
*Overseas Chinese Banking ...................         28,800        160,051
 Sembawang ..................................         50,000        153,700
 Tanjong PLC ................................         71,000        124,877
 Technology Resources Industries Berhad .....        170,000        164,197
 Van Der Hors ...............................         64,000         56,094
*Want Want Holdings .........................         16,000         31,040
                                                                 ----------
                                                                  1,450,525
                                                                 ----------
 Taiwan - 1.15%
*Want Want Holdings .........................         58,000        116,000
                                                                 ----------
                                                                    116,000
                                                                 ----------
 Thailand - 6.38%
 BEC World Public ...........................         24,000        125,062
 Banpu Public ...............................         12,400         86,769
 IFTCT Finance & Securities, PLC ............         60,000          9,975
 Italian-Thai Development ...................         51,000         55,682
 Jasmine International Public ...............        198,000        110,546
 Robinson Department Store ..................        110,000          7,916
 Robinson Department Store Public - Local ...         37,000          3,764
 Shinawatra Computer Public - Foreign .......         28,000        111,861
 Thai Farmers Bank Public ...................         47,700        130,199
                                                                 ----------
                                                                    641,774
                                                                 ----------
 Total Common Stock (cost $9,840,328) .......                     7,550,965
                                                                 ----------

----------------------
Top 10 holdings, representing 21.79% of net assets, are in boldface.

                               1997 annual report

NEW PACIFIC FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                   Number       Market
                                                 of Shares      Value
                                                 ---------      -----
 INVESTMENT COMPANIES - 2.84%
*Taipei Fund ..............................           33     $285,450
                                                             --------
 Total Investment Companies (cost $273,859)                   285,450
                                                             --------

                                                  Warrants/
                                                    Rights
 WARRANTS & RIGHTS - 0.16%
*ACMA Warrants ..........................            7,200      1,189
*Belle Warrants .........................           98,000         12
*Far East Bank & Trust Rights ...........              498      8,005
*Nankai Warrants ........................               25      1,250
*Optec Warrants .........................               20      1,000
*Oriental Press Group Warrants ..........           44,200      1,315
*PT Bank PAN Indonesia Warrants .........           50,892      1,272
*Rashid Hussain Berhad Warrants .........            5,571      2,391
                                                             --------
 Total Warrants & Rights (cost $56,613) .                      16,434
                                                             --------

                                        Principal
                                          Amount
 CONVERTIBLE BONDS - 0.14%
*Multi Purpose Holdings ...............          $112,000      13,522
                                                             --------
 Total Convertible Bonds (cost $45,098)                        13,522
                                                             --------

REPURCHASE AGREEMENTS - 14.49%
With Paine Webber 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $475,088 collateralized by $475,191 U.S.
 Treasury Notes 5.125% due 02/28/98
 market value $481,702)  ................        475,000      475,000
With Chase 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $507,206 collateralized by $505,718 U.S.
 Treasury Notes 5.75% due 10/31/00
 market value $516,756)  ................        507,000      507,000
With Prudential 5.65% 11/03/97
 (dated 10/31/97, to be repurchased at
 $475,088 collateralized by $475,191 U.S.
 Treasury Notes 5.875% due 2/28/99
 market value $478,799)  ................        475,000      475,000
                                                            ---------
Total Repurchase Agreements
 (cost $1,457,000)  .....................                   1,457,000
                                                            ---------

TOTAL MARKET VALUE OF SECURITIES - 92.71%
 (cost $11,672,898)  ...................................    9,323,371
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 7.29%       733,291
                                                          -----------
NET ASSETS APPLICABLE TO 1,366,549 SHARES
 $.01 PAR VALUE) OUTSTANDING - 100%  ...................  $10,056,662
                                                          ===========

                                                                   Market
                                                                   Value
                                                                   -----

NET ASSET VALUE - NEW PACIFIC FUND A CLASS
 ($7,143,529 / 975,985 shares)  ..........................        $   7.32
                                                                  ========
NET ASSET VALUE - NEW PACIFIC FUND B CLASS
 ($2,533,998 / 339,318 shares)  ..........................        $   7.47
                                                                  ========
NET ASSET VALUE - NEW PACIFIC FUND C CLASS
 ($129,028 / 17,635 shares)  .............................        $   7.32
                                                                  ========
NET ASSET VALUE - NEW PACIFIC FUND INSTITUTIONAL CLASS
 ($250,107 / 33,611 shares)  .............................        $   7.44
                                                                  ========

  COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997
  Common Stock $.01 par value, 70,000,0000 shares
    with 20,000,000 shares allocated to the New
    Pacific Fund A Class, 20,000,000 shares
    allocated to the New Pacific Fund B Class,
    15,000,000 shares allocated to the New Pacific
    Fund C Class and 15,000,000 shares allocated
    to the New Pacific Fund
    Institutional Class ..................................     $ 13,520,859
**Undistributed net investment income ....................           31,125
  Accumulated net realized loss on investments ...........       (1,137,834)
  Net unrealized depreciation of investments
    and foreign currencies ...............................       (2,357,488)
                                                               ------------
  Total Net Assets .......................................     $ 10,056,662
                                                               ============
---------------------
 * Non-income producing security
 **Undistributed net investment income includes net realized gain on foreign currencies. Net Realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
 ADR - American Depository Receipt
 GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 NEW PACIFIC FUND A CLASS - OCTOBER 31, 1997
Net asset value A Class (A)  ..................................     $   7.32
Sales Charge (4.75% of offering price or 5.05%, of the amount
 invested per share)(B)  ......................................         0.37
                                                                    --------
Offering price ................................................     $   7.69
                                                                    ========
----------------------
(A) Net asset value per share , as illustrated , is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

                               1997 annual report

STATEMENTS OF ASSETS AND LIABILITIES
DELAWARE GROUP ADVISER FUNDS, INC.
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                U.S. Growth   Overseas Equity   New Pacific
                                                                   Fund            Fund            Fund
                                                                -----------     -----------     -----------
ASSETS:
Investments at market .....................................     $26,654,629     $12,510,316     $ 9,323,371
Cash and foreign currencies ...............................          10,062           2,161         543,175
Dividends and interest receivable .........................          13,351          47,140          59,856
Subscriptions receivable ..................................          69,124             695         189,501
Receivable for securities sold ............................       1,068,036              --          19,771
Other assets ..............................................           8,221          47,227          53,861
                                                                -----------     -----------     -----------
    Total assets ..........................................      27,823,423      12,607,539      10,189,535
                                                                ===========     ===========     ===========

 LIABILITIES:
Liquidations payable ......................................          88,000           4,259          12,672
Payable for securities purchased ..........................         343,374              --          85,474
Other accounts payable and accrued expenses ...............          98,235          65,279          34,727
                                                                -----------     -----------     -----------
Total liabilities .........................................         529,609          69,538         132,873
                                                                -----------     -----------     -----------
TOTAL NET ASSETS ..........................................     $27,293,814     $12,538,001     $10,056,662
                                                                ===========     ===========     ===========
Investments at cost .......................................     $23,771,112     $11,277,619     $11,672,898
                                                                ===========     ===========     ===========

                             See accompanying notes

DELAWARE GROUP ADVISER FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                 U.S. Growth      Overseas Equity      New Pacific
                                                                                    Fund                Fund              Fund
                                                                                -------------      --------------     ------------
INVESTMENT INCOME:
Interest ................................................................     $     92,008      $     36,511      $     38,946
Dividends (net of foreign withholding
 taxes of $0, $26,142 and $22,184, respectively) ........................          257,988           187,417           214,688
                                                                                ----------         ---------        ----------
                                                                                   349,996           223,928           253,634
                                                                                ----------         ---------        ----------

EXPENSES:
Management fees .........................................................          230,497           176,619           118,010
Custodian fees ..........................................................            4,700             5,600            38,500
Dividend disbursing and transfer agent
 fees and expenses ......................................................           41,863            24,969            30,292
Distribution expense ....................................................           65,320            58,532            52,824
Federal and state registration fees .....................................           36,900            30,900            27,200
Reports and statements to shareholders ..................................           13,715             1,125             4,075
Professional fees .......................................................           22,500             5,500             4,000
Directors' fees .........................................................            1,200             1,275               450
Taxes (other than taxes on income)  .....................................            2,900             1,150               250
Amortization of organization expenses ...................................            1,597             1,993             1,882
Other ...................................................................           20,672             1,097             5,300
                                                                                ----------         ---------        ----------
                                                                                   441,864           308,760           282,783
Less expenses absorbed by the adviser ...................................                0                 0            (8,999)
                                                                                ----------         ---------        ----------
                                                                                   441,864           308,760           273,784
                                                                                ----------         ---------        ----------

NET INVESTMENT LOSS .....................................................          (91,868)          (84,832)          (20,150)
                                                                                ----------         ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCIES:
Net realized gain (loss) on:
    Investment transactions .............................................       10,854,607         1,672,817        (1,117,944)
    Foreign currencies ..................................................                0           618,503           125,068
                                                                                ----------         ---------        ----------
    Net realized gain (loss)  ...........................................       10,854,607         2,291,320          (992,876)
    Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies during the year ..................         (830,970)         (584,515)       (1,602,579)
                                                                                ----------         ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES .............................................................       10,023,637         1,706,805        (2,595,455)
                                                                                 ----------         ---------        ----------


NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........     $  9,931,769      $  1,621,973      $ (2,615,605)
                                                                              ============      ============      ============



                             See accompanying notes

                               1997 annual report

DELAWARE GROUP ADVISER FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         U. S. GROWTH FUND                OVERSEAS EQUITY FUND
                                                --------------------------------------------------------------------
                                                    YEAR ENDED       OCTOBER 31,        YEAR ENDED       OCTOBER 31,
                                                      1997               1996              1997              1996
                                                --------------------------------------------------------------------
 OPERATIONS:
 Net investment loss .......................     $    (91,868)     $   (153,617)     $    (84,832)     $    (73,483)
 Net realized gain (loss) on investments
  and foreign currencies ...................       10,854,607         3,956,760         2,291,320         1,306,556
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currencies .......................         (830,970)       (1,322,583)         (584,515)           34,912
                                                 ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets
  resulting from operations ................        9,931,769         2,480,560         1,621,973         1,267,985
                                                 ------------      ------------      ------------      ------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  A Class ..................................             --                --            (522,689)          (26,689)
  B Class ..................................             --                --             (46,161)           (2,249)
  C Class ..................................             --                --              (4,286)              (93)
  Institutional Class ......................             --                --                (803)              (10)
 Net realized gain from
  investment transactions:
  A Class ..................................       (1,626,328)             --            (396,523)             --
  B Class ..................................          (85,057)             --             (35,183)             --
  C Class ..................................           (5,841)             --              (3,252)             --
  Institutional Class ......................       (1,003,161)             --                (610)             --
                                                 ------------      ------------      ------------      ------------
                                                   (2,720,387)                0        (1,009,507)          (29,041)
                                                 ------------      ------------      ------------      ------------
 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  A Class ..................................       10,781,745         1,369,974         2,484,892         1,232,465
  B Class ..................................          797,219           366,669           382,413           255,022
  C Class ..................................          221,107            41,965            96,743            75,221
  Institutional Class ......................        7,357,639         5,978,904           104,137           422,003
 Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income and net
  realized gain on investment transactions:
  A Class ..................................        1,622,653                 0           913,591            26,515
  B Class ..................................           84,600                 0            74,801             2,156
  C Class ..................................            5,683                 0             7,537                93
  Institutional Class ......................        1,003,161                 0             1,413                10
                                                 ------------      ------------      ------------      ------------
                                                   21,873,807         7,757,512         4,065,527         2,013,485
                                                 ------------      ------------      ------------      ------------
 Cost of shares repurchased:
  A Class ..................................      (25,598,341)         (405,142)       (8,030,552)         (544,997)
  B Class ..................................         (241,326)         (199,197)         (214,003)         (313,741)
  C Class ..................................          (52,050)          (19,270)          (55,031)           (9,744)
  Institutional Class ......................       (2,884,902)       (1,616,507)         (330,279)         (298,223)
                                                 ------------      ------------      ------------      ------------
                                                  (28,776,619)       (2,240,116)       (8,629,865)       (1,166,705)
                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
 derived from capital share transactions ...       (6,902,812)        5,517,396        (4,564,338)          846,780
                                                 ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS ......          308,570         7,997,956        (3,951,872)        2,085,724

NET ASSETS:
Beginning of period ........................      26,985,244        18,987,288        16,489,873        14,404,149
                                                 ------------      ------------      ------------      ------------
End of period ..............................     $ 27,293,814      $ 26,985,244      $ 12,538,001      $ 16,489,873
                                                 ============      ============      ============      ============


                               [RESTUBBED CHART]


                                                                   NEW PACIFIC FUND
                                                          ------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                                 1997             1996
                                                          ------------------------------
 OPERATIONS:
 Net investment loss .......................              $    (20,150)     $    (54,248)
 Net realized gain (loss) on investments
  and foreign currencies ...................                  (992,876)          689,810
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currencies .......................                (1,602,579)          269,109
                                                          ------------      ------------
 Net increase (decrease) in net assets
  resulting from operations ................                (2,615,605)          904,671
                                                          ------------      ------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  A Class ..................................                  (190,598)          (11,516)
  B Class ..................................                    (8,912)             (518)
  C Class ..................................                      (761)              (16)
  Institutional Class ......................                      (370)               (5)
 Net realized gain from
  investment transactions:
  A Class ..................................                      --                --
  B Class ..................................                      --                --
  C Class ..................................                      --                --
  Institutional Class ......................                      --                --
                                                          ------------      ------------
                                                              (200,641)          (12,055)
                                                          ------------      ------------
 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  A Class ..................................                 9,268,516         1,193,031
  B Class ..................................                 2,799,014           159,517
  C Class ..................................                   152,523            31,250
  Institutional Class ......................                   996,240           226,105
 Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income and net
  realized gain on investment transactions:
  A Class ..................................                   189,818            11,472
  B Class ..................................                     8,437               495
  C Class ..................................                       761                16
  Institutional Class ......................                       371                 5
                                                          ------------      ------------
                                                            13,415,680         1,621,891
                                                          ------------      ------------
 Cost of shares repurchased:
  A Class ..................................                (1,746,630)         (668,487)
  B Class ..................................                  (383,325)         (203,256)
  C Class ..................................                   (27,334)           (4,910)
  Institutional Class ......................                  (863,361)         (166,392)
                                                          ------------      ------------
                                                           (13,020,650)       (1,043,045)
                                                          ------------      ------------
Increase (decrease) in net assets
 derived from capital share transactions ...                   395,030           578,846
                                                          ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS ......                (2,421,216)        1,471,462

NET ASSETS:
Beginning of period ........................                12,477,878        11,006,416
                                                          ------------      ------------
End of period ..............................              $ 10,056,662      $ 12,477,878
                                                          ============      ============

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP ADVISER FUNDS, INC.
FINANCIAL HIGHLIGHTS
U.S. GROWTH FUND
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    U.S. Growth Fund A Class
                                                          ---------------------------------------------------------------
                                                                                                              Period
                                                                     Year Ended October 31,              12/3/94(1) to
                                                              1997          1996             1995           10/31/94
                                                          ---------------------------------------------------------------
Net asset value, beginning of period ................     $  13.82         $   12.43       $   10.21       $    10.00


Income from investment operations:
    Net investment loss .............................        (0.06)(4)         (0.09)          (0.09)           (0.04)
    Net realized and unrealized gain from investments         4.25              1.48            2.31             0.26

    Total net assets from investment operations .....         4.19              1.39            2.22             0.22

Less dividends and distributions:
    Dividends from net investment income ............           --               --              --             (0.01)
    Distributions from net realized gain
     on investment transactions .....................        (1.36)              --              --           --
                                                          ---------        ---------       ---------       ----------
    Total dividends and distributions ...............        (1.36)             0.00            0.00            (0.01)
                                                          ---------        ---------       ---------       ----------
Net asset value, end of period ......................     $  16.65         $   13.82       $   12.43       $    10.21
                                                          ========         =========       =========       ==========

Total return(2)......................................        33.18%            11.18%          21.74%            2.18%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........     $  6,933         $  16,118       $  13,574       $   10,669
    Ratio of expenses to average net assets .........         1.44%             1.80%           1.85%            1.85%
    Ratio of expenses to average net assets
    prior to expense limitation .....................          N/A              1.88%           2.18%            2.94%
    Ratio of net investment loss to average
     net assets ......................................       (0.38%)           (0.77%)         (0.88%)          (0.51%)
    Ratio of net investment loss to average
     net assets prior to expense limitation ..........         N/A             (0.85%)         (1.21%)          (1.60%)
    Portfolio turnover rate .........................          144%              131%             58%              66%
    Average commission rate paid(3)..................     $ 0.0575         $  0.0519             N/A              N/A

                                RESTUBBED TABLE

                                                                               U.S. Growth Fund B Class
                                                              -------------------------------------------------------
                                                                                                               Period
                                                                           Year Ended October 31,          3/29/94(1) to
                                                                    1997            1996          1995        10/31/94
                                                                 -------------------------------------------------------
Net asset value, beginning of period ................      $        13.61    $      12.33    $    10.19    $    10.00


Income from investment operations:
    Net investment loss .............................               (0.16)(4)       (0.17)        (0.14)        (0.03)
    Net realized and unrealized gain from investments                4.17            1.45          2.28          0.22

    Total net assets from investment operations .....                4.01            1.28          2.14          0.19

Less dividends and distributions:
    Dividends from net investment income ............                  --              --            --            --
    Distributions from net realized gain
     on investment transactions .....................               (1.36)             --            --            --
                                                           --------------    ------------    ----------    ----------
    Total dividends and distributions ...............               (1.36)           0.00          0.00          0.00
                                                           --------------    ------------    ----------    ----------
Net asset value, end of period ......................      $        16.26    $      13.61    $    12.33    $    10.19
                                                           ==============    ============    ==========    ==========

Total return(2) .....................................               32.30%          10.38%        21.00%         1.90%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........      $        1,653    $        809    $      567    $      204
    Ratio of expenses to average net assets .........                2.14%           2.48%         2.50%         2.50%
    Ratio of expenses to average net assets
    prior to expense limitation .....................                 N/A            2.56%         2.83%         3.60%
    Ratio of net investment loss to average
     net assets .....................................               (1.08%)         (1.45)        (1.57%)       (1.26%)
    Ratio of net investment loss to average
     net assets prior to expense limitation .........                 N/A           (1.53%)       (1.90%)       (2.36%)
    Portfolio turnover rate .........................                 144%            131%           58%           66%
    Average commission rate paid(3)..................      $       0.0575    $     0.0519           N/A           N/A


----------------------
(1)  Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.

20
                               1997 annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    U.S. Growth Fund C Class
                                                                 ---------------------------------------------------------------
                                                                                                                      Period
                                                                           Year Ended October 31,                 5/23/94(1) to
                                                                   1997              1996             1995           10/31/94
                                                                 ---------------------------------------------------------------
  Net asset value, beginning of period ......................     $14.18            $12.85            $10.62           $10.00

  Income from investment operations:
   Net investment loss.......................................      (0.17)(4)         (0.16)            (0.10)           (0.03)
   Net realized and unrealized gain (loss)
    from investments ........................................       4.37              1.49              2.33             0.65
                                                                  ------            ------            ------           ------
   Total from investment operations..........................       4.20              1.33              2.23             0.62
                                                                  ------            ------            ------           ------
  Less dividends and distributions:
   Dividends from net investment income......................         --                --                --               --
   Distributions from net realized gain on
    investment transactions..................................      (1.36)               --                --               --
                                                                  ------            ------            ------           ------
  Total dividends and distributions..........................      (1.36)             0.00              0.00             0.00
                                                                  ------            ------            ------           ------
  Net asset value, end of period.............................     $17.02            $14.18            $12.85           $10.62
                                                                  ======            ======            ======           ======

  Total return(2)............................................      32.26%            10.35%            21.00%            6.17%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................       $252               $55               $27               $5
   Ratio of expenses to average net assets...................       2.14%             2.48%             2.50%            2.50%
   Ratio of expenses to average net assets prior to
    expense limitation ......................................        N/A              2.56%             2.82%            3.54%
   Ratio of net investment loss to average net assets........      (1.08%)           (1.45%)           (1.61%)          (1.09%)
   Ratio of net investment loss to average
    net assets prior to expense limitation...................        N/A             (1.53%)           (1.93%)          (2.13%)
   Portfolio turnover rate...................................        144%              131%               58%              66%
   Average commission rate paid(3)...........................    $0.0575           $0.0519               N/A              N/A

                                RESTUBBED TABLE


                                                                              U.S. Growth Fund Institutional Class
                                                                    ------------------------------------------------------
                                                                                                                Period
                                                                            Year Ended October 31,           2/3/94(1) to
                                                                     1997            1996          1995        10/31/94
                                                                    ------------------------------------------------------
  Net asset value, beginning of period ......................       $13.94          $12.50       $10.23         $10.52

  Income from investment operations:
   Net investment loss.......................................        (0.01)(4)       (0.05)       (0.05)         (0.01)
   Net realized and unrealized gain (loss)
    from investments ........................................         4.29            1.49         2.32          (0.28)
                                                                    ------          ------       ------         ------
   Total from investment operations..........................         4.28            1.44         2.27         (0.29)
                                                                    ------          ------       ------         ------
  Less dividends and distributions:
   Dividends from net investment income......................           --              --           --             --
   Distributions from net realized gain on
    investment transactions..................................        (1.36)             --           --             --
                                                                    ------          ------       ------         ------
   Total dividends and distributions.........................        (1.36)           0.00         0.00           0.00
                                                                    ------          ------       ------         ------
  Net asset value, end of period.............................       $16.86          $13.94       $12.50         $10.23
                                                                    ======          ======       ======         ======

  Total return(2)............................................        33.57%          11.52%       22.19%         (2.78%)

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................      $18,455         $10,003       $4,819         $1,630
   Ratio of expenses to average net assets...................         1.14%           1.48%        1.50%          1.50%
   Ratio of expenses to average net assets prior to
    expense limitation ......................................          N/A            1.56%       1.83%           2.60%
   Ratio of net investment loss to average net assets........        (0.08%)         (0.45%)      (0.59%)        (0.27%)
   Ratio of net investment loss to average
    net assets prior to expense limitation...................          N/A           (0.53%)      (0.92%)        (1.37%)
   Portfolio turnover rate...................................          144%            131%          58%            66%
   Average commission rate paid(3)...........................      $0.0575         $0.0519          N/A            N/A

---------------------
(1)  Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.



                                                                              21
                               1997 annual report

OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Overseas Equity Fund A Class
                                                                 ----------------------------------------------------------------
                                                                                                                      Period
                                                                             Year Ended October 31,                12/3/94(1) to
                                                                    1997              1996             1995           10/31/94
                                                                 ----------------------------------------------------------------
  Net asset value, beginning of period.......................     $12.39             $11.40           $11.00            $10.00

  Income from investment operations:
   Net investment income (loss)..............................      (0.06)(4)          (0.06)            0.01              0.02
   Net realized and unrealized gain from investments
    and foreign currencies...................................       0.96               1.07             0.40              1.01
                                                                  ------             ------           ------            ------
   Total from investment operations..........................       0.90               1.01             0.41              1.03
                                                                  ------             ------           ------            ------


   Less dividends and distributions:
    Dividends from net investment income.....................      (0.44)             (0.02)           (0.01)            (0.03)
    Distributions from net realized gain
     on investment transactions .............................      (0.33)                --               --                --
                                                                  ------             ------           ------            ------
    Total dividends and distributions........................      (0.77)             (0.02)           (0.01)            (0.03)
                                                                  ------             ------           ------            ------
  Net asset value, end of period.............................     $12.52             $12.39           $11.40            $11.00
                                                                  ======             ======           ======            ======

  Total return(2)............................................       7.74%              8.90%            3.81%            10.25%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................    $10,868            $14,886          $13,018           $11,721
   Ratio of expenses to average net assets...................       1.80%              1.82%            1.85%             1.85%
   Ratio of expenses to average net assets prior to
    expense limitation.......................................        N/A               2.60%            2.96%             3.56%
   Ratio of net investment income to average net assets .....      (0.45%)            (0.51%)           0.00%             0.25%
   Ratio of net investment income to average net
    assets prior to expense limitation ......................        N/A              (1.29%)          (1.11%)           (1.96%)
   Portfolio turnover rate...................................         18%                21%               9%                6%
   Average commission rate paid(3)...........................    $0.0529            $0.0448              N/A               N/A

RESTUBBED TABLE


                                                                              Overseas Equity Fund B Class
                                                                -------------------------------------------------------
                                                                                                             Period
                                                                         Year Ended October 31,          3/29/94(1) to
                                                                  1997            1996          1995        10/31/94
                                                                -------------------------------------------------------
  Net asset value, beginning of period.......................     $11.56         $10.71        $10.40        $10.00

  Income from investment operations:
   Net investment income (loss)..............................      (0.14)(4)      (0.06)        (0.02)           --
   Net realized and unrealized gain from investments
    and foreign currencies...................................       0.89           0.93          0.35          0.43
                                                                  ------         ------        ------        ------
   Total from investment operations..........................       0.75           0.87          0.33          0.43
                                                                  ------         ------        ------        ------


   Less dividends and distributions:
    Dividends from net investment income.....................      (0.44)         (0.02)        (0.02)        (0.03)
    Distributions from net realized gain
     on investment transactions .............................      (0.33)            --            --            --
                                                                  ------         ------        ------        ------
   Total dividends and distributions.........................      (0.77)         (0.02)        (0.02)        (0.03)
                                                                  ------         ------        ------        ------
  Net asset value, end of period.............................     $11.54         $11.56        $10.71        $10.40
                                                                  ======         ======        ======        ======

  Total return(2)............................................       6.95%          8.16%         3.19%         4.28%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................     $1,450         $1,208        $1,183          $523
   Ratio of expenses to average net assets...................       2.50%          2.50%         2.50%         2.50%
   Ratio of expenses to average net assets prior to
    expense limitation.......................................        N/A           3.28%         3.61%         4.22%
   Ratio of net investment income to average net assets .....      (1.16%)        (1.19%)       (0.57%)       (0.37%)
   Ratio of net investment income to average net
    assets prior to expense limitation ......................        N/A          (1.97%)       (1.68%)       (2.09%)
   Portfolio turnover rate...................................         18%            21%            9%            6%
   Average commission rate paid(3)...........................    $0.0529        $0.0448           N/A           N/A


----------------------
(1)  Date of initial public offering: ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.

                               1997 annual report

OVERSEAS EQUITY FUND

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      Overseas Equity Fund C Class
                                                                   -------------------------------------------------------------
                                                                                                                      Period
                                                                             Year Ended October 31,                 5/10/94(1) to
                                                                    1997              1996             1995           10/31/94
                                                                   -------------------------------------------------------------
  Net asset value, beginning of period .......................    $11.58             $10.73           $10.43           $10.00

  Income from investment operations:
   Net investment income (loss)...............................     (0.14)(4)          (0.06)           (0.06)            0.01
   Net realized and unrealized gain from investments
    and foreign currencies....................................      0.88               0.93             0.39             0.44
                                                                  ------             ------           ------           ------
   Total from investment operations ..........................      0.74               0.87             0.33             0.45
                                                                  ------             ------           ------           ------

  Less dividends and distributions:
   Dividends from net investment income.......................     (0.44)             (0.02)           (0.03)           (0.02)
   Distributions from net realized gain on
    investment transactions...................................     (0.33)                --               --               --
                                                                  ------             ------           ------           ------
   Total dividends and distributions..........................     (0.77)             (0.02)           (0.03)           (0.02)
                                                                  ------             ------           ------           ------
  Net asset value, end of period..............................    $11.55             $11.58           $10.73           $10.43
                                                                  ======             ======           ======           ======

  Total return(2).............................................      6.85%              8.15%            3.16%            4.45%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)....................      $159               $112              $43              $38
   Ratio of expenses to average net assets....................      2.50%              2.50%            2.50%            2.50%
   Ratio of expenses to average net assets prior to
    expense limitation........................................       N/A               3.28%            3.61%            4.23%
   Ratio of net investment income to average net assets            (1.16%)            (1.19%)          (0.62%)           0.16%
   Ratio of net investment income to average net assets prior
     to expense limitation....................................       N/A              (1.97%)          (1.73%)          (1.57%)
   Portfolio turnover rate....................................        18%                21%               9%               6%
   Average commission rate paid(3)............................   $0.0529            $0.0448              N/A              N/A

                                RESTUBBED TABLE


                                                                                      Overseas Equity Fund
                                                                    -------------------------------------------------------
                                                                                                                 Period
                                                                            Year Ended October 31,            2/3/94(1) to
                                                                      1997            1996          1995        10/31/94
                                                                    -------------------------------------------------------
  Net asset value, beginning of period .......................       $12.32          $11.44         $11.02      $10.50

  Income from investment operations:
   Net investment income (loss)...............................        (0.02)(4)       (0.06)          0.04        0.04
   Net realized and unrealized gain from investments
    and foreign currencies....................................         0.95            0.96           0.41        0.52
                                                                     ------          ------         ------      ------
  Total from investment operations ...........................         0.93            0.90           0.45        0.56
                                                                     ------          ------         ------      ------

  Less dividends and distributions:
   Dividends from net investment income.......................        (0.44)          (0.02)         (0.03)      (0.04)
   Distributions from net realized gain on
    investment transactions...................................        (0.33)             --             --          --
                                                                     ------          ------         ------      ------
   Total dividends and distributions..........................        (0.77)          (0.02)         (0.03)      (0.04)
                                                                     ------          ------         ------      ------
  Net asset value, end of period..............................       $12.48          $12.32         $11.44      $11.02
                                                                     ======          ======         ======      ======

  Total return(2).............................................         8.04%           7.91%          4.22%       5.26%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)....................          $60            $284           $161         $63
   Ratio of expenses to average net assets....................         1.50%           1.50%          1.50%       1.50%
   Ratio of expenses to average net assets prior to
    expense limitation........................................          N/A            2.28%          2.61%       3.21%
   Ratio of net investment income to average net assets               (0.15%)         (0.19%)         0.40%       0.76%
   Ratio of net investment income to average net assets prior
     to expense limitation....................................          N/A           (0.97%)        (0.71%)     (0.95%)
   Portfolio turnover rate....................................           18%             21%             9%          6%
   Average commission rate paid(3)............................      $0.0529         $0.0448            N/A         N/A

---------------------
(1)  Date of initial public offering: ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.

                                                                              23
                               1997 annual report

FINANCIAL HIGHLIGHTS (CONTINUED) NEW PACIFIC FUND
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  New Pacific Fund A Class
                                                                  ----------------------------------------------------------------
                                                                                                                      Period
                                                                             Year Ended October 31,               12/3/93(1) to
                                                                    1997              1996            1995           10/31/94
                                                                  ----------------------------------------------------------------
 Net asset value, beginning of period .......................      $9.42              $8.71          $10.44           $10.00

 Income from investment operations:
  Net investment income (loss)...............................      (0.01)4            (0.05)          (0.05)           (0.02)
  Net realized and unrealized gain
   (loss) from investments and foreign currencies                  (1.94)              0.77           (1.39)            0.47
                                                                   -----              -----           -----           ------
  Total from investment operations...........................      (1.95)              0.72           (1.44)            0.45
                                                                    -----             -----           -----           ------

 Less dividends and distributions:
  Dividends from net investment income.......................      (0.15)             (0.01)             --            (0.01)
  Distributions from net realized gain on
   investment transactions...................................         --                 --           (0.29)              --
                                                                   -----              -----           -----           ------
  Total dividends and distributions..........................      (0.15)             (0.01)          (0.29)           (0.01)
                                                                   -----              -----           -----           ------
 Net asset value, end of period..............................      $7.32              $9.42           $8.71           $10.44
                                                                   =====              =====           =====           ======

 Total return2...............................................    (21.15%)              8.26%         (13.99%)           4.53%

  Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................     $7,144            $11,752         $10,353          $11,333
   Ratio of expenses to average net assets...................       1.80%              1.82%           1.85%            1.85%
   Ratio of expenses to average net assets prior to
    expense limitation.......................................       1.86%              2.77%           3.73%            3.66%
   Ratio of net investment income (loss)
    to average net assets ...................................      (0.08%)            (0.41%)         (0.60%)          (0.21%)
   Ratio of net investment income (loss) to average net
    assets prior to expense limitation.......................      (0.14%)            (1.36%)         (2.48%)          (2.02%)
   Portfolio turnover rate...................................        178%               163%            163%             104%
  Average commission rate paid3 .............................    $0.0079            $0.0118             N/A              N/A

RESTUBBED TABLE


                                                                                       New Pacific Fund B Class
                                                                     --------------------------------------------------------
                                                                                                                  Period
                                                                             Year Ended October 31,           3/29/94(1) to
                                                                      1997            1996           1995        10/31/94
                                                                     --------------------------------------------------------
 Net asset value, beginning of period .......................         $9.68           $9.01         $10.86         $10.00

 Income from investment operations:
  Net investment income (loss)...............................         (0.08)4         (0.05)         (0.10)         (0.03)
  Net realized and unrealized gain
   (loss) from investments and foreign currencies                     (1.98)           0.73          (1.46)          0.89
                                                                      -----           -----          -----         ------
  Total from investment operations...........................         (2.06)           0.68          (1.56)          0.86
                                                                      -----           -----          -----         ------

 Less dividends and distributions:
  Dividends from net investment income.......................         (0.15)          (0.01)            --             --
  Distributions from net realized gain on
   investment transactions...................................            --              --          (0.29)            --
                                                                      -----           -----          -----         ------
  Total dividends and distributions..........................         (0.15)          (0.01)         (0.29)          0.00
                                                                      -----           -----          -----         ------
 Net asset value, end of period..............................         $7.47           $9.68          $9.01         $10.86
                                                                      =====           =====          =====         ======

 Total return2...............................................        (21.72%)          7.54%        (14.56%)         8.58%

 Ratios and supplemental data:
   Net assets, end of period (000 omitted)...................        $2,534            $562           $573           $431
   Ratio of expenses to average net assets...................          2.50%           2.50%          2.50%          2.50%
   Ratio of expenses to average net assets prior to
    expense limitation.......................................          2.56%           3.45%          4.38%          4.32%
   Ratio of net investment income (loss)
    to average net assets ...................................         (0.77%)         (1.09%)        (1.20%)        (0.88%)
   Ratio of net investment income (loss) to average net
    assets prior to expense limitation.......................         (0.83%)         (2.04%)        (3.08%)        (2.70%)
   Portfolio turnover rate...................................           178%            163%           163%           104%
 Average commission rate paid3 ..............................       $0.0079         $0.0118            N/A            N/A

--------------------
(1)  Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.
(5) The net investment income (loss) ratios have been adjusted to reflect current year presentation.

24
                               1997 annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                   New Pacific Fund C Class
                                                               -----------------------------------------------------------------
                                                                                                                       Period
                                                                            Year Ended October 31,                   7/7/94(1) To
                                                                    1997              1996              1995           10/31/94
                                                               -----------------------------------------------------------------
 Net asset value, beginning of period .........................    $9.49             $8.83             $10.66           $10.00

 Income from investment operations:
  Net investment income (loss).................................    (0.08)4           (0.05)             (0.08)           (0.02)
  Net realized and unrealized gain (loss)
   from investments and foreign currencies.....................    (1.94)             0.72              (1.46)            0.68
                                                                   -----             -----              -----           ------
  Total from investment operations.............................    (2.02)             0.67              (1.54)            0.66
                                                                   -----             -----              -----           ------

 Less dividends and distributions:
  Dividends from net investment income.........................    (0.15)            (0.01)                --               --
  Distributions from net realized gain on
   investment transactions ....................................       --                --              (0.29)              --
                                                                   -----             -----              -----           ------
  Total dividends and distributions ...........................    (0.15)            (0.01)             (0.29)            0.00
                                                                   -----             -----              -----           ------
 Net asset value, end of period................................    $7.32             $9.49              $8.83           $10.66
                                                                   =====             =====              =====           ======


 Total return(2)...............................................   (21.85%)            7.58%            (14.57%)           6.55%

 Ratios and supplemental data:
  Net assets, end of period (000 omitted)......................     $129               $44                $17              $12
  Ratio of expenses to average net assets......................     2.50%             2.50%              2.50%            2.50%
  Ratio of expenses to average net assets
   prior to expense limitation.................................     2.56%             3.45%              4.38%            4.31%
  Ratio of net investment income (loss) to average
   net assets .................................................    (0.77%)           (1.09%)            (1.02%)          (0.83%)
  Ratio of net investment income (loss) to average net assets
   prior to expense limitation.................................    (0.83%)           (2.04%)            (2.90%)          (2.64%)
  Portfolio turnover rate......................................      178%              163%               163%             104%
  Average commission rate paid(3)..............................  $0.0079           $0.0118                N/A              N/A

                                RESTUBBED TABLE



                                                                                 New Pacific Fund Institutional Class
                                                                   -------------------------------------------------------
                                                                                                                Period
                                                                            Year Ended October 31,           2/3/94(1) to
                                                                      1997             1996          1995      10/31/94
                                                                   -------------------------------------------------------
 Net asset value, beginning of period .........................     $9.53              $8.77         $10.48     $11.14

 Income from investment operations:
  Net investment income (loss).................................      0.02(4)           (0.05)         (0.01)      0.01
  Net realized and unrealized gain (loss)
   from investments and foreign currencies.....................     (1.96)              0.82          (1.41)     (0.67)
                                                                    -----              -----          -----     ------
  Total from investment operations.............................    (1.94)               0.77          (1.42)     (0.66)
                                                                    -----              -----          -----     ------

 Less dividends and distributions:
  Dividends from net investment income.........................     (0.15)             (0.01)            --         --
  Distributions from net realized gain on
   investment transactions ....................................        --                 --          (0.29)        --
                                                                    -----              -----          -----     ------
  Total dividends and distributions ...........................     (0.15)             (0.01)         (0.29)      0.00
                                                                    -----              -----          -----     ------
 Net asset value, end of period................................     $7.44              $9.53          $8.77     $10.48
                                                                    =====              =====          =====     ======


 Total return(2)...............................................    (20.79%)             8.77%        (13.65%)   (5.98%)

 Ratios and supplemental data:
  Net assets, end of period (000 omitted)......................      $250               $119            $62        $47
  Ratio of expenses to average net assets......................      1.50%              1.50%          1.50%      1.50%
  Ratio of expenses to average net assets
   prior to expense limitation.................................      1.56%              2.45%          3.38%      3.31%
  Ratio of net investment income (loss) to average
   net assets .................................................      0.22%             (0.09%)        (0.16%)     0.23%
  Ratio of net investment income (loss) to average net assets
   prior to expense limitation.................................      0.16%             (1.04%)        (2.04%)    (1.58%)
  Portfolio turnover rate......................................       178%               163%           163%       104%
  Average commission rate paid(3)..............................   $0.0079            $0.0118            N/A        N/A

-------------------
(1)  Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% or the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) The average shares outstanding method has been applied for per share information.
(5) The net income (loss) ratios have been adjusted to reflect current year presentation.

                                                                              25
                               1997 annual report

  DELAWARE GROUP ADVISER FUNDS, INC.
  NOTES TO FINANCIAL STATEMENTS
  OCTOBER 31, 1997
  ------------------------------------------------------------------------------
  Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation. The Company currently issues three separate series of shares (each referred to as a "Fund" or collectively as the "Funds"); the U.S. Growth Fund, the Overseas Equity Fund (formerly known as the World Growth Fund) and the New Pacific Fund. Each fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge, and the Institutional Class has no sales charge.

  The U.S. Growth Fund seeks to maximize capital appreciation. The Overseas Equity Fund seeks to maximize total return by investing in an internationally diversified mix of stocks. The New Pacific Fund seeks long term capital appreciation by investing in Pacific Basin countries.

  1. Significant Accounting Policies
  The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

  Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

  Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

  Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income
  (loss) for federal income tax purposes.

  Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Funds declare and pay dividends from net investment income and capital gains annually.

  Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2. Investment Management and Other Transactions with Affiliates
  In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc., (DMC) the "Investment Manager" of each Fund, a monthly fee based upon each Fund's average daily net assets at the following annual rates:

    U.S. Growth Fund................................................    .70%
    Overseas Equity Fund............................................   1.00%
    New Pacific Fund................................................    .80%

  DMC has entered into sub-advisory agreements with Lynch & Mayer Inc. with respect to the management of the U.S. Growth Fund, with Delaware Investment Advisors Limited, as of September 15, 1997, with respect to the Overseas Equity Fund, both affiliates of DMC, and with John Govett & Company Limited with respect to the management of the New Pacific Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for there services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers:

    U.S. Growth Fund..................................................  .40%
    Overseas Equity Fund..............................................  .80%
    New Pacific Fund..................................................  .50%

  DMC has elected to waive that portion, if any, of the management fee and reimburse the Funds to the extent that annual operating expenses, exclusive of taxes, distribution expenses, interest, brokerage commissions and extraordinary expenses, exceed 1.50% of average daily net assets of each Fund through October 31, 1997. Total expenses absorbed by DMC for the New Pacific Fund for the year ended October 31, 1997 were $8,999. At October 31, 1997, the U.S. Growth Fund, Overseas Equity Fund, and the New Pacific Fund had liabilities for investment management fees and other expenses payable to DMC for $18,557, $11,657 and $7,953, respectively.

26
                               1997 annual report

  ------------------------------------------------------------------------------

  2. Investment Management and Other Transactions with Affiliates
  (Continued)

  The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent, and to provide accounting services for the Funds. For the year ended October 31, 1997, the amount expensed for dividend disbursing and transfer agent services for the U.S.Growth Fund , Overseas Equity Fund, and New Pacific Fund were $41,863, $24,969 and $30,292, respectively, and $3,900, $1,375, and $1,750, respectively, for accounting services. At October 31, 1997 the U. S. Growth Fund , Overseas Equity Fund and New Pacific Fund had liabilities for such fees and other expenses payable to DSC of $6,270, $3,187 and $8,861, respectively.

  Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the year ended October 31, 1997; $65,320, $58,532, and $52,824 was expensed for the U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, respectively. For the year ended October 31, 1997 DDLP earned $6,484, $2,967 and $4,754 for commissions on sales of the Fund A Class shares for the U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, respectively.

  Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

  3. Investments
  During the year ended October 31, 1997, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                              Purchases           Sales
                                             ----------     -------------
    U.S. Growth Fund.....................    $44,184,638      $53,284,721
    Overseas Equity Fund.................      2,790,248        7,228,299
    New Pacific Fund.....................     23,390,578       24,530,498

  At October 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each fund were as follows:

                                       U.S. Growth          Overseas Equity            New Pacific
                                           Fund                   Fund                    Fund
                                      ------------           -------------           -------------
Cost of Investments .......           $ 23,771,488            $ 11,277,619            $ 11,748,773
Aggregated unrealized
 appreciation .............           $  3,571,381            $  2,557,021            $    560,771
                                      ------------            ------------            ------------
Aggregated unrealized
 depreciation .............               (688,240)             (1,324,324)             (2,984,675)
                                      ------------            ------------            ------------
Net unrealized appreciation
 (depreciation) ...........           $  2,883,141            $  1,232,697            $ (2,425,402)
                                      ============            ============            ============


    For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1997 of $1,075,818 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2004.

  4. Capital Stock
  Transactions in capital stock were as follows:

                                                          U.S. Growth Fund           Overseas Equity Fund      New Pacific Fund
                                                       -----------------------------------------------------------------------------

                                                             Year Ended                Year Ended                 Year Ended
                                                            October 31,                October 31,                October 31,
                                                          1997         1996          1997         1996          1997       1996
                                                          ----         ----          ----         ----          ----       ----
  Shares sold:
        A Class...................................      708,527      105,330       196,269       102,429      1,056,867   126,895
        B Class...................................       52,772       29,115        32,677        22,652        319,098    16,203
        C Class...................................       13,752        3,225         8,181         6,554         16,227     3,204
        Institutional Class.......................      492,699      458,645         8,181        34,323        119,458    23,242

  Share issued upon reinvestment of dividends
   from net investment income and net realized gains
   from investment transactions:
        A Class...................................      125,787         --          79,030         2,274         20,129     1,188
        B Class...................................        6,677         --           6,991           197            872        50
        C Class...................................          429         --             702             9             80         2
        Institutional Class.......................       76,989         --             123             1             39         1
                                                      ---------      -------       -------       -------      ---------   -------
                                                      1,477,632      596,315       332,154       168,439      1,532,770   170,785
                                                      ---------      -------       -------       -------      ---------   -------
  Shares Repurchased:
        A Class...................................   (1,584,408)     (30,815)     (607,946)      (45,169)    (1,348,426)  (69,123)
        B Class...................................      (17,225)     (15,662)      (18,445)      (28,774)       (38,756)  (21,797)
        C Class...................................       (3,236)      (1,448)       (4,765)         (881)        (3,309)     (549)
        Institutional Class.......................     (193,024)    (126,549)      (26,488)      (25,402)       (98,419)  (17,836)
                                                      ---------      -------       -------       -------      ---------   -------
                                                     (1,797,893)    (174,474)     (657,644)     (100,226)    (1,488,910) (109,305)
                                                      ---------      -------       -------       -------      ---------   -------
  Net Increase (Decrease).........................     (320,261)     421,841      (325,490)       68,213         43,860    61,480
                                                      ========       =======      ========        ======         ======    ======



                                                                              27
                               1997 annual report

  ------------------------------------------------------------------------------
  5. Foreign Exchange Contracts
  The Overseas Equity and New Pacific Funds will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.


  The following forward foreign currency contract was outstanding for the New Pacific Fund at October 31, 1997:

        Contracts to      In Exchange     Settlement      Unrealized
          Deliver            For             Date        Appreciation
        ------------      -----------     ----------     ------------
         1,028,100         $300,000        11/28/97         $5,680
     Malaysian Ringgit

  6. Concentrations of Credit Risk
  Some countries in which the Overseas Equity Fund and the New Pacific Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

  The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Overseas Equity Fund and the New Pacific Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

  7. Lines of Credit
  The committed lines of credit are $1,000,000, $1,000,000 and $800,000 for the U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, respectively. No amounts were outstanding at October 31, 1997, or at any time during the fiscal year.

  DELAWARE GROUP ADVISER FUNDS, INC.
  REPORT OF INDEPENDENT AUDITORS
  ------------------------------------------------------------------------------
  To the Shareholders and Board of Directors
  Delaware Group Adviser Funds, Inc.

  We have audited the accompanying statements of net assets and the statements of assets and liabilities of Delaware Group Adviser Funds, Inc. (comprised of the U.S. Growth Fund, the Overseas Equity Fund, and the New Pacific Fund) (the "Funds") as of October 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 1996 and the financial highlights for the periods ended October 31, 1994 through October 31, 1996 were audited by other auditors whose report dated December 20, 1996, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by corresp ondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Delaware Group Adviser Funds, Inc. at October 31, 1997, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


  Philadelphia, Pennsylvania
  December 5, 1997

28
                               1997 annual report

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE GROUP ADVISER FUNDS SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Adviser Funds, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Directors

WAYNE A. STORK
Chairman
Delaware Group of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


(PHOTO OF GLOBES)
directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SUBADVISERS
Lynch & Mayer
New York, New York

AIB Govett Asset Management, Ltd.
London, England

This report must be preceded or accompanied by a current Delaware Group Adviser Funds prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.



(INSERT PHOTO OF GLOBES)



SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265

DELAWARE
GROUP
--------


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(373)
AR-DAF [10/97]TKO12/97